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                                                                  EXHIBIT 10.25


                      DIRECTOR'S INDEMNIFICATION AGREEMENT


     THIS DIRECTOR'S INDEMNIFICATION AGREEMENT is made and entered into this ___ day of __________________ 2000 between Accelerated Networks, Inc., a Delaware corporation ("Corporation"), and ____________________ ("Director"),


                                    RECITALS:


     A. Director, as a member of the Board of Directors of the Company, performs a valuable service in such capacity for the Company;

     B. The stockholders of the Company have adopted Bylaws (the "Bylaws") providing for the indemnification of the officers, directors, agents and employees of the Company to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "Delaware Law");

     C. The Bylaws and the Delaware Law, by their non-exclusive nature, permit contracts between the Company, its officers and the members of its Board of Directors with respect to indemnification of such persons;

     D. In accordance with the authorization as provided by the Delaware Law, the Company has purchased and presently maintains or will shortly hereafter purchase and thereafter maintain, a policy or policies of directors and officers liability insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in their performance as directors or officers of the Company;

     E. As a result of developments affecting the terms, scope and availability of D & O Insurance, there exists general uncertainty as to the extent of protection afforded members of the Board of Directors and officers of the Company by such D & O Insurance and by statutory and Bylaw indemnification provisions; and

     F. In order to induce Director to continue to serve as a member of the Board of Directors of the Company, the Company has determined and agreed to enter into this contract with Director.

     NOW, THEREFORE, in consideration of Director's continued service as a director after the date hereof, the parties hereto agree as follows:

     1. INDEMNITY OF DIRECTOR. Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the Delaware Law, as may be amended from time to time, and by the Bylaws as they exist on the date hereof

     2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in
Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director:
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          a. against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

          b. otherwise to the fullest extent as may be provided to Director by Corporation under the non-exclusivity provisions of Section 6 of Article
VII of the Bylaws of the Corporation.

     3. LIMITATIONS ON ADDITIONAL INDEMNITY.

     No indemnity pursuant to Section 2 hereof shall be paid by Corporation for any of the following:

          a. except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Director is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

          b. in respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          c. on account of any suit in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          d. on account of Director's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

          e. on account of Director's conduct which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

          f. on account of any action, claim or proceeding (other than a proceeding referred to in Section 8(b) hereof) initiated by Director unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors; or

          g. if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Director have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).








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     4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect
(i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

     5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

          a. Corporation will be entitled to participate therein at its own expense;

          b. except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director. After notice from Corporation to Director of its election so as to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such action,







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suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded, based on the advice of counsel, that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Director's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

          c. Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation nor Director will unreasonably withhold its consent to any proposed settlement.

     7. ADVANCEMENT AND REPAYMENT OF EXPENSES.

          a. In the event that Director employs his own counsel pursuant to
Section 6(b)(i) through (iii) above, Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses; and

          b. Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director is not entitled, under provisions of Delaware Law, the Bylaws, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

          c. Notwithstanding the foregoing, Corporation shall not be required to advance such expenses to Director if Director (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of Corporation's Board of Directors which alleges willful misappropriation of corporate assets by Director, disclosure of confidential information in violation of Director's fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Director's duty to Corporation or its stockholders.

     8. ENFORCEMENT.

          a. Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce







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Director to continue as a director of Corporation, and acknowledges that
Director is relying upon this Agreement in continuing in such capacity.

          b. In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

     9. SUBROGATION. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

     10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Director by this Agreement shall not be exclusive of any other right which Director may have or hereafter acquire under any statute, provision of Corporation's Articles or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in Director's official capacity and as to action in another capacity while a member of the Board of Directors.

     11. SURVIVAL OF RIGHTS. The rights conferred on Director by this Agreement shall continue after Director has ceased to be a director, officer, employee or other agent of Corporation and shall inure to the benefit of Director's heirs, executors and administrators.

     12. SEVERABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of Corporation to indemnify the Director to the fullest extent provided by the Bylaws or the Delaware Law.

     13. GOVERNING LAW; VENUE AND JURISDICTION. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof. The Company and Director hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware (the "Delaware Court"), and not in any other State or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or otherwise inconvenient forum.

     14. BINDING EFFECT. This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.







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     15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties relating thereto.









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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                             Accelerated Networks, Inc.


                                             By:
                                                -------------------------------
                                                Suresh Nihalani
                                                Its Chief Executive Officer



                                             DIRECTOR



                                             ----------------------------------

                                             Name:
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